Exhibit 12(b)

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Life Funds does hereby certify, to such officer’s knowledge, that:

The annual report on Form N-CSR of the TIAA-CREF Life Funds (the “Funds”) for the twelve months ended December 31, 2008 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: February 23, 2009	By:	/s/ Scott C. Evans
Scott C. Evans
Principal Executive Officer and President
(principal executive officer)

Dated: February 23, 2009	By:	/s/ Phillip G. Goff
Phillip G. Goff
Principal Accounting Officer, Principal Financial
Officer and Treasurer
(principal financial officer)